SUPPLEMENT DATED MAY 1, 2024 TO THE

Prospectus dated May 1, 2019, as amended, for

NYLIAC Corporate Executive Accumulator Variable Universal Life (“CEAVUL”)

INVESTING IN

NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I

This supplement amends the prospectus you received, as amended, (the “Prospectus”) for the variable universal life policies offered through the separate account referenced above. You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The purpose of this supplement is to note the addition of certain Eligible Portfolios listed in the Prospectus. Keeping this purpose in mind, please note the following changes:

I:	CEAVUL New Eligible Portfolios

The following Portfolios will be added to the table in the Funds and Eligible Portfolios section under the Prospectus as of May 1, 2024:

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. Main Street Small Cap Fund®—Series I Shares	Invesco Advisers, Inc.	Seeks capital appreciation.
American Funds Insurance Series®: American Funds IS U.S. Government Securities Fund®—Class 1	Capital Research and Management Company	Seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital.
Fidelity® Variable Insurance Products Fund: Fidelity® VIP Floating Rate High Income—Initial Class	Fidelity Management & Research Company Subadviser: FMR Investments Management (UK) Limited and other investment advisors	Seeks a high level of current income.
Legg Mason Partners Variable Income Trust: Western Asset Long Credit VIT Portfolio—Class I

Franklin Templeton Fund

Advisor, LLC

Subadvisers: Western Asset

Management Company, LLC,

Western Asset Management

Company Limited in London,

Western Asset Management

Company Ltd. in Japan, and

Western Asset Management

The Fund seeks total return consistent with prudent investment management.

Company Pte Ltd. in Singapore
PIMCO Variable Insurance Trust: PIMCO VIT Short-Term Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum current income, consistent with preservation of capital and daily liquidity.
Principal Variable Contracts Funds, Inc.: Principal VC Real Estate Securities Account—Class 1	Principal Global Investors, LLC Subadviser: Principal Real Estate Investors, LLC	Seeks to generate a total return.
Putnam Variable Trust: Putnam VT International Value Fund—Class IA	Putnam Investment Management, LLC Subadvisers: Putnam Investment Limited and The Putnam Advisory Company, LLC	Seeks capital growth. Current income is a secondary objective.
Voya Variable Insurance Funds: Voya Growth and Income Portfolio—Class I	Voya Investments, LLC Subadviser: Voya Investment Management Co., LLC	Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010